UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2010

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Valmont Industries, Inc. (“Valmont”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated May 12, 2010 in connection with the acquisition of Delta plc (“Delta plc”) by Valmont.

This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain financial statements of Delta plc and to present certain unaudited pro forma financial statements in connection with Valmont’s acquisition of Delta plc, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired.

Audited consolidated statements of financial position of Delta plc and subsidiaries as of 31 December 2009 and 2008, and the related consolidated income statements, statements of changes in equity, statements of comprehensive income and cash flow statements for the years then ended are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Valmont as of, and for the three months ended March 27, 2010 and for the fiscal year ended December 26, 2009, giving effect to Valmont’s acquisition of Delta plc is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of Deloitte LLP.

99.1

Audited consolidated statements of financial position of Delta plc and subsidiaries as of 31 December 2009 and 2008, and the related consolidated income statements, statements of changes in equity, statements of comprehensive income and cash flow statements for the years then ended.

99.2

Unaudited pro forma condensed combined financial information of Valmont as of, and for the three months ended March 27, 2010 and for the fiscal year ended December 26, 2009, giving effect to Valmont’s acquisition of Delta plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: July 26, 2010

	By:	/s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte LLP.

99.1

Audited consolidated statements of financial position of Delta plc and subsidiaries as of 31 December 2009 and 2008, and the related consolidated income statements, statements of changes in equity, statements of comprehensive income and cash flow statements for the years then ended.

99.2

Unaudited pro forma condensed combined financial information of Valmont as of, and for the three months ended March 27, 2010 and for the fiscal year ended December 26, 2009, giving effect to Valmont’s acquisition of Delta plc.